                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                           J.M. PETERS COMPANY, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the 12 3/4% Senior Notes Due 2002 of J.M. Peters Company, Inc. (the "Company") made pursuant to the Prospectus, dated
  , 1994 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

          TO: UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

        By Hand/Overnight Express:                         By Mail:                           By Overnight Delivery:
   (insured or registered recommended)       (insured or registered recommended)       (insured or registered recommended)
      United States Trust Company of            United States Trust Company of            United States Trust Company of
                 New York                                  New York                                  New York
             65 Beaver Street                            P.O. Box 844                              770 Broadway
               Ground Floor                             Cooper Station                              7th Floor
            New York, NY 10005                     New York, New York 10276                  New York, New York 10003
        Attn: Corporate Trust and               Attention: Corporate Trust and            Attention: Corporate Trust and
             Agency Services                           Agency Services                           Agency Services

                             For information call:
                                 1-800-548-6565

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount at Maturity of Old Notes
  Tendered:
$
Certificate Nos. (if available):
                                                     If Old Notes will be delivered by book-entry
                                                     transfer to
                                                     The Depository Trust Company, provide number.
Total Principal Amount at Maturity Represented
  by
  Old Notes Certificate(s):
$                                                    Account Number

- --------------------------------------------------------------------------------
ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

- --------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X    -----------------------------------------------     ------------------------------
X    -----------------------------------------------     ------------------------------
     Signature(s) of Owner(s)                            Date
     or Authorized Signatory

     Area Code and Telephone Number:
                                     --------------------------------------------------

     Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by the person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):       ----------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------
Capacity:      ----------------------------------------------------------------------------------------
Address(es):   ----------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------

                                   GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

- -------------------------------------------------    -------------------------------------------------
Name of Firm                                         Authorized Signature

- -------------------------------------------------    -------------------------------------------------
Address                                              Title
                                                     Name:
- -------------------------------------------------          -------------------------------------------
Zip Code                                             (Please Type or Print)
Area Code and Telephone No.:                         Dated:
                             --------------------           ------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.